Putnam
Tax-Free
Health Care
Fund

ANNUAL REPORT
May 31, 1997

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* Putnam Tax-Free Health Care Fund continues to outperform its benchmark. For the 12 months ended May 31, 1997, the fund returned 10.14% at net asset value (11.68% at market price) versus 8.29% for the unmanaged Lehman Brothers Municipal Bond Index.

* Your fund has been recognized by Morningstar as providing above-average risk-adjusted performance. For the three-year period ended June 30, 1997, the fund garnered a five-star rating (the highest) from the independent rating agency. Only 10% of the 195 municipal bond funds rated achieved this rating.*

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

12 Portfolio holdings

17 Financial statements

24 Investment policy change

 * Morningstar rates a fund in relation to other funds with similar investment objectives based on the fund's 3-, 5-, and 10-year returns, adjusted for risk factors and sales charges. Ratings are updated monthly. 10% of the funds in an investment category receive 5 stars; 22.5% receive 4 stars; 35% receive 3 stars. Past performance is not indicative of future results.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Putnam Tax-Free Health Care Fund began fiscal 1997 on a hopeful, yet cautious note in June 1996 after a somewhat tumultuous year for the municipal bond market. The hope was warranted, as the market rallied in the fall. The caution was justified, for the rally ended abruptly in late winter, cut short by investor worries that inflation and interest rates would both rise in the wake of an economy still growing too fast.

From the vantage point of the fiscal year's close on May 31, 1997, we can see that the volatility, while somewhat nerve-racking for investors, was unusually low in comparison with previous years. By spring, even the Federal Reserve Board's increase in the federal funds rate in late March, the source of considerable earlier anxiety, caused little stir.

It is in these contexts that Fund Manager Triet Nguyen discusses your fund's performance for the year just past and his view of its prospects for the year ahead. His report begins on the following page.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
July 16, 1997



Report from the Fund Manager
Triet Nguyen

A superficial examination of bond market returns over the 12 months ended May 31, 1997, reveals two distinct investment climates. In the first half of Putnam Tax-Free Health Care Fund's fiscal year, bonds were buoyed by low inflation, positive investor sentiment, and evidence that economic growth would remain moderate. In the most recent six-month period, investor sentiment turned decidedly negative as a host of economic data suggested an increase in inflation was just around the corner. In late March, the Federal Reserve Board echoed investors' concerns with a quarter of a percentage point increase in the federal funds rate.

Upon closer inspection, one sees that not all segments of the bond market performed in equal measure. Municipal bonds generally outperformed U.S. Treasuries, which tend to be more sensitive to changes in interest rates. Fortunately for your fund, health-care-related municipal bonds did particularly well -- thanks to strong investor demand, a limited supply of new and existing issues, and improving industry fundamentals. Over the fiscal year, your fund provided a total return of 10.14% at net asset value, compared with 8.29% for the Lehman Brothers Municipal Bond Index, its benchmark. The fund's return at market price was 11.68%. For more complete performance information, please see the tables that start on page 9.

* STRONG DEMAND CONFRONTS A SHRINKING SUPPLY OF BONDS

Over the course of the year, much of the health-care sector's price appreciation was driven by growing demand from new buyers in the municipal market. Where demand from mutual funds appears to have leveled off, for example, insurance companies have stepped in and are picking up the slack, drawn to the relatively high yields of municipal bonds in general. The relative scarcity of lower-grade municipals has made these high-yielding bonds among the most sought after. Contributing to the health-care sector's desirability is the fact that health-care-related municipals are not subject to the alternative minimum tax.

While demand for health-care bonds has increased, supply remains limited. Mergers and consolidations, although slowing, have reduced the total number of independent hospitals in the country and thus the need for new bond issuance. At the same time, a growing number of issuers have chosen to prerefund existing issues, effectively taking them out of the market. In a prerefunding, new bonds are issued to replace older debt. The proceeds from the sale of these new bonds are usually invested in top-quality securities such as U.S. Treasuries, which are then pledged to pay off the older debt. The level of prerefunding activity in recent months has had a positive impact on the fund's credit quality and net asset value. A prerefunding immediately improves the credit quality (and often the market price) of the older bonds, because of the safety of principal represented by the investment in high-quality securities.

[GRAPHIC OMITTED: pie chart PORTFOLIO QUALITY OVERVIEW]

PORTFOLIO QUALITY OVERVIEW*

Aaa                 32.8%

Aa                   2.0%

A                    3.5%

Baa                 32.5%

Ba                  20.5%

B                    7.4%

A-1                  1.3%

Footnote reads:
*As a percentage of market value as of 5/31/97. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions, unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

* DEFENSIVE STRATEGY CRITICAL IN SECOND HALF

After a solid year of price gains in 1996, we became concerned that valuations were high in the health-care sector and that the portfolio was vulnerable to potential market corrections. Although economic growth had been moderate and inflationary pressures quiescent for most of 1996, evidence began to mount late in the year that growth was heating up. Anticipating an increase in rates, we shifted the portfolio into a more conservative posture. By the start of 1997, the fund's duration (a measure of sensitivity to changing interest rates) was less than five years. Also helping to shorten duration were the prerefundings. The relatively high coupons and shorter maturities of prerefunded bonds enhanced our strategy of seeking a high level of income while minimizing interest-rate risk.

As it turned out, economic activity began to surge again in the fourth quarter of 1996 and escalated to a record pace over the first three months of 1997. The fund's relatively defensive positioning helped preserve its net asset value at a time when investor sentiment was turning negative and bond prices in general were heading lower.

* A RENEWED EMPHASIS ON INCOME

In the past, declining interest rates and industry consolidation provided attractive total returns for the fund but left little room for generating higher levels of income. With rates creeping upward this year, merger activity slowing, and portfolio credit quality high, we have begun to pursue strategies for increasing the amount of income the fund receives from its investments.

One of the ways we have chosen to do this is by looking outside the health-care sector. By prospectus, your fund can invest as much as 25% of total assets in securities outside its primary sector. While we do not anticipate taking full advantage of this allocation, we have begun to seek investment opportunities in areas such as long-term care (retirement communities, etc.) and airports. The long-term care sector, in particular, offers bonds with solid track records and above-average yields. At the end of May, your fund had roughly 9% of its holdings invested outside the health-care sector.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Cochise County (Arizona) Industrial Development
Revenue bonds

Bexar County (Texas) Health Facilities Development Corp.
Revenue bonds

New Jersey Health Care Facilities Financing Authority
Revenue bonds

Kansas City, Missouri, Industrial Development Authority
Health facilities revenue bonds

San Francisco City and County Community International Airport
Inverse floating bond

Dickinson County (Michigan)
Hospital revenue bonds

Largo Sun Coast (Florida) Health System
Revenue bonds

Michigan State Hospital Finance Authority
Hospital revenue bonds

Montgomery County (Pennsylvania) Higher Educational and Health Authority
Hospital revenue bonds

Corona County (California)
Certificate of participation

Footnote reads:
These holdings represent 25.6% of the fund's assets as of 5/31/97. Portfolio holdings will vary over time.

* LOOKING AHEAD

Relative to other segments of the bond market, health-care-related municipals have performed exceptionally well over the past year. In the coming months, we expect the sector's positive fundamentals -- including strong investor demand and a limited supply of issues -- to continue. On the economic front, we believe moderate growth and negligible inflation will provide a benign backdrop for fixed-income investing in general. Where opportunities arise, we expect to soften the fund's current conservative stance and gradually increase its sensitivity to interest-rate changes through investment in longer-maturity bonds. This would enhance the portfolio's ability to benefit from any decline in rates.

On a more cautious note, we believe much of the industry's consolidation -- and thus the rapid price gains associated with merger activity -- is behind us. Careful credit analysis and security selection should play an important role in the fund's performance going forward. At the federal level, Medicare and Medicaid have again come under scrutiny as Congress searches for ways to balance its tax revenues with its yearly expenditures. If cuts are made in these programs, we expect they will come at the expense of health-care providers rather than the general public. As always, we will continue to seek health-care credits we believe are financially sound as independent entities and that have the potential for capital appreciation. At the same time, we will look outside the sector for undervalued credits we think offer attractive income and the potential for solid gains.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/97, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Tax-Free Health Care Fund is designed for investors seeking high current income free from federal income tax and consistent with preservation of capital through a portfolio of securities in the health-care sector.

TOTAL RETURN FOR PERIODS ENDED 5/31/97

                                                      NAV         Market price
------------------------------------------------------------------------------
1 year                                              10.14%          11.68%
------------------------------------------------------------------------------
3 years                                             26.74           22.18
Annual average                                       8.22            6.91
------------------------------------------------------------------------------
Life of fund
(since 6/29/92)                                     50.27           36.40
Annual average                                       8.63            6.51
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/97
                                                  Lehman Bros.
                                                  Municipal       Consumer
                                                  Bond Index      Price Index
------------------------------------------------------------------------------
1 year                                               8.29%            2.23%
------------------------------------------------------------------------------
3 years                                             23.59             8.54
Annual average                                       7.31             2.77
------------------------------------------------------------------------------
Life of fund
(since 6/29/92)                                     39.46            14.19
Annual average                                       7.00             2.74
------------------------------------------------------------------------------

TOTAL RETURN FOR PERIODS ENDED 6/30/97
(most recent calendar quarter)
                                                      NAV         Market price
------------------------------------------------------------------------------
1 year                                              10.63%           13.75%
------------------------------------------------------------------------------
3 years                                             27.99            21.11
Annual average                                       8.57             6.59
------------------------------------------------------------------------------
Life of fund
(since 6/29/92)                                     52.10            35.72
Annual average                                       8.75             6.30
------------------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 5/31/97

                                                   NAV
------------------------------------------------------------------------------
Distributions (number)                              12
------------------------------------------------------------------------------
Income                                           $0.900
------------------------------------------------------------------------------
Capital gains1                                       --
------------------------------------------------------------------------------
Share value                             NAV                 Market price
------------------------------------------------------------------------------
5/31/96                               $14.11                   $13.50
------------------------------------------------------------------------------
5/31/97                               $14.56                   $14.125
------------------------------------------------------------------------------
Current return: (end of period)
------------------------------------------------------------------------------
Current dividend rate1                  6.18%                    6.37%
------------------------------------------------------------------------------
Taxable equivalent2                    10.23                    10.55
------------------------------------------------------------------------------
1 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

2 Income portion of most recent distribution, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

TERMS AND DEFINITIONS

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



Report of independent accountants

To the Trustees and Shareholders of
Putnam Tax-Free Health Care Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Tax-Free Health Care Fund (the "fund") at May 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at May 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
July 15, 1997




Portfolio of investments owned
May 31, 1997

          Key to Abbreviations
          AMBAC     -- AMBAC Indemnity Corporation
          COP       -- Certificate of Participation
          FGIC      -- Financial Guaranty Insurance Company
          FHA Insd. -- Federal Housing Administration Insured
          FSA       -- Financial Security Assurance
          IF COP    -- Inverse Floating Rate Certificate of Participation
          IFB       -- Inverse Floating Rate Bonds
          MBIA      -- Municipal Bond Investors Assurance Corporation
          VRDN      -- Variable Rate Demand Note

MUNICIPAL BONDS AND NOTES (98.7%) *
PRINCIPAL AMOUNT                                                    RATINGS**          VALUE

Arizona (6.6%)
--------------------------------------------------------------------------------------------
$ 6,440,000    Cochise Cnty., Indl. Dev. Rev. Bonds
                 (Sierra Vista Cmnty. Hosp.),
                 Ser. B, 8 1/2s, 12/1/21                             BBB/P    $    7,285,250
  3,965,000    Payson, Indl. Dev. Auth. Hosp. Rev. Bonds
                 (Payson Regl. Med. Ctr. Inc.), 7.7s, 10/1/23        B/P           3,979,867
  1,875,000    Pinal Cnty., Indl. Dev. Auth. Rev. Bonds
                 (Casa Grande Regl. Med. Ctr.),
                 Ser. A, 8 1/8s, 12/1/22                             B/P           1,980,467
                                                                              --------------
                                                                                  13,245,584

California (10.6%)
--------------------------------------------------------------------------------------------
  1,940,000    CA Hlth. Fac. Fin. Auth. Rev. Bonds
                 (Summit Med. Ctr.), Ser. A, 7 1/2s, 5/1/09          Baa           2,095,200
  4,000,000    Corona, COP (Hosp. Syst. Inc.),
                 Ser. C, 8 3/8s, 7/1/11                              B/P           4,430,000
  2,000,000    Metropolitan Wtr. Dist. Rev. Bonds,
                 Ser. C, 5s, 7/1/27                                  AA            1,817,500
  3,000,000    San Bernardino Cnty. IF COP
                 (PA-100-Med. Ctr. Fin.), MBIA, 8.266s, 8/1/28
                 (acquired 6/27/95, cost $3,237,720) [DBL. DAGGER]   AAA/P         3,798,750
  4,750,000    San Francisco, City & Cnty. Cmnty. Intl. Arpts.
                 IFB, FGIC, 7.449s, 5/1/25 (acquired 1/3/96,
                 cost $5,354,105) [DBL. DAGGER]                      AAA           4,975,625
  4,145,000    Valley Hlth. Syst. COP, 6 7/8s, 5/15/23               BBB           4,284,894
                                                                              --------------
                                                                                  21,401,969

Connecticut (3.9%)
--------------------------------------------------------------------------------------------
               CT State Dev. Auth. 1st Mtge. Rev. Bonds
                 (Inter-Church Residences Inc.)
  3,500,000      9 5/8s, 4/1/21                                      AAA           4,226,250
  1,200,000      9 1/2s, 5/1/13                                      AAA           1,444,500
  2,000,000    CT State Hlth. & Edl. Fac. Auth. Rev. Bonds
                 (Norwalk Health Care Inc.), Ser. A, 8.7s, 7/1/22    BB/P          2,170,000
                                                                              --------------
                                                                                   7,840,750

Florida  (4.6%)
--------------------------------------------------------------------------------------------
  4,865,000    Largo, Sun Coast Hlth. Syst. Rev. Bonds, 6.3s, 3/1/20 BBB/P         4,682,563
  2,600,000    Orange Cnty., Hlth. Fac. Auth. IFB, Ser. 91-C,
                 MBIA, 8.593s, 10/29/21                              AAA           3,064,750
  1,325,000    Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds
                 (JFK Med. Ctr. Inc.), 8 7/8s, 12/1/18               AAA/P         1,439,281
                                                                              --------------
                                                                                   9,186,594

Georgia (1.1%)
--------------------------------------------------------------------------------------------
  2,000,000    GA Muni. Elec. Auth. Special Obligation Rev. Bonds
                 (Crossover Ser. Project One),
                 AMBAC, 6.4s, 1/1/13                                 AAA           2,220,000

Illinois (1.8%)
--------------------------------------------------------------------------------------------
  3,435,000    IL Dev. Fin. Auth. Retirement Hsg. Rev. Bonds
                 (Cmnty. Rehab. Providers Fac.), 8 3/4s, 7/1/11      BB/P          3,658,275

Kentucky (1.9%)
--------------------------------------------------------------------------------------------
  2,000,000    Jefferson Cnty., Hosp. IFB (Alliant Hlth. Syst.),
                 MBIA, 8.36s, 10/1/14                                AAA           2,195,000
  1,425,000    Muhlenberg Cnty., Hosp. Rev. Bonds
                 (Muhlenberg Cmnty. Hosp.), 9 1/2s, 8/1/10           AAA/P         1,537,219
                                                                              --------------
                                                                                   3,732,219

Maryland (2.0%)
--------------------------------------------------------------------------------------------
  2,815,000    Berlin, Hosp. Rev. Bonds (Atlantic Gen. Hosp. Fac.),
                 8 3/8s, 6/1/22                                      BB/P          2,924,081
  1,000,000    Prince Georges Cnty. Hosp. Rev. Bonds
                 (Greater Southeast Healthcare Syst.),
                 6 3/8s, 1/1/23                                      Baa           1,001,250
                                                                              --------------
                                                                                   3,925,331

Massachusetts (16.7%)
--------------------------------------------------------------------------------------------
               MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
  1,000,000      (Beth Israel Hosp.), Ser. D, 7 3/4s, 7/1/08         A             1,056,770
  2,000,000      (Charlton Memorial Hosp.),
                 Ser. B, 7 1/4s, 7/1/07                              A/P           2,162,500
  2,830,000      (Cooley Dickinson Hosp.),
                 Ser. A, 7 1/8s, 11/15/18                            AAA/P         3,219,125
  4,075,000      (Ctr. for New England Hlth. Syst.),
                 Ser. A, 6 1/8s, 8/1/13                              BBB/P         3,866,156
  3,250,000      (MA Eye & Ear Infirmary), Ser. A, 7 3/8s, 7/1/11    BBB           3,302,813
  2,500,000      (Norwood Hosp.), Ser. E, 8s, 7/1/12                 Ba            2,601,225
  4,000,000      (Rehab. Hosp. Cape & Islands),
                 Ser. A, 7 7/8s, 8/15/24                             BB/P          4,235,000
  3,500,000      (Sisters Providence Hlth. Syst),
                 Ser. A, 6 5/8s, 11/15/22                            Baa           3,526,250
  2,225,000      (St. Joseph's Hosp.), Ser. C, 9 1/2s, 10/1/20       AAA/P         2,489,219
  3,300,000      (Waltham-Weston Hosp. & Med. Ctr.),
                 8 3/8s, 7/1/15                                      Baa           3,580,500
               MA State Indl. Fin. Agcy. Rev. Bonds
  2,250,000      (Morton Hosp. & Med. Ctr.),
                 Ser. A, 8 3/4s, 7/1/11                              AAA           2,466,563
    950,000      (Odd Fellows Home of MA), 9.6s, 1/1/15              BB/P          1,011,750
                                                                              --------------
                                                                                  33,517,871

Michigan (12.3%)
--------------------------------------------------------------------------------------------
  4,500,000    Dickinson Cnty., Hosp. Rev. Bonds
                 (Memorial Hosp. Syst.), 8 1/8s, 11/1/24             BBB           4,955,625
               MI State Hosp. Fin. Auth. Rev. Bonds
  4,130,000      (Garden City Hosp.), 8 1/2s, 9/1/17                 Ba            4,450,075
  2,370,000      Prerefunded (Garden City Hosp.),
                 8 1/2s, 9/1/17                                      AAA/P         2,766,975
  1,500,000      (Detroit-Macomb Hosp. Corp.),
                 Ser. A, 7.4s, 6/1/13                                BB            1,511,250
  1,750,000      (Sinai Hospital), 6.7s, 1/1/26                      Baa           1,813,438
  3,000,000    MI State Strategic Fund Ltd. Oblig. Rev. Bonds
                 (Mercy Svcs. for Aging), 9.4s, 5/15/20              BBB/P         3,393,750
  1,500,000    Pontiac Hosp. Fin. Auth. Rev. Bonds, 6s, 8/1/23       Baa           1,413,750
  1,350,000    Tawas City Hosp. Fin. Auth. Rev. Bonds
                 (St. Joseph's Hosp.), Ser. A, 8 1/2s, 3/15/12       BB/P          1,393,497
  3,000,000    Waterford, Econ. Dev. Corp. Rev. Bonds
                 (Canterbury Hlth. Care), 8 3/8s, 7/1/23             B/P           3,123,750
                                                                              --------------
                                                                                  24,822,110

Minnesota (0.7%)
--------------------------------------------------------------------------------------------
  1,300,000    Rochester Hlth. Care Fac. Rev. Bonds
                 (Olmsted Med. Group), 7 1/2s, 7/1/19                BB/P          1,363,375

Missouri (3.4%)
--------------------------------------------------------------------------------------------
  4,800,000    Kansas City, Indl. Dev. Auth. Hlth. Fac. Rev. Bonds
                 (Park Lane Med. Ctr.), 8 3/4s, 1/1/15               BB/P          5,100,000
  1,700,000    MO State Hlth. & Edl. Fac. Auth. Hlth. Fac.
                 Rev. Bonds (Jefferson Memorial Hosp.),
                 6.8s, 5/15/25                                       Baa           1,748,875
                                                                              --------------
                                                                                   6,848,875

New Hampshire (1.0%)
--------------------------------------------------------------------------------------------
  1,910,000    NH Higher Edl. & Hlth. Fac. Auth. Rev. Bonds
                 (Alice Peck Day Memorial Hosp.),
                 9 3/8s, 11/1/20                                     BB/P          2,084,288

New Jersey (4.7%)
--------------------------------------------------------------------------------------------
               NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
  5,000,000      (Kimball Med. Ctr.), Ser. C, 8s, 7/1/13             Baa           5,331,250
  3,600,000      (St. Elizabeth Hosp.), Ser. B, 8 1/4s, 7/1/20       AAA           4,054,500
                                                                              --------------
                                                                                   9,385,750

New York (0.7%)
--------------------------------------------------------------------------------------------
  1,500,000    NY City, Hlth. & Hosp. Corp. VRDN
                 (Hlth. Syst.), Ser. D, 3.6s, 2/15/26                VMIGI         1,500,000

Ohio (1.1%)
--------------------------------------------------------------------------------------------
  2,016,878    Holland, Indl. Dev. Mtge. Rev. Bonds
                 (Spring Meadow Extended Care),
                 FHA Insd., 11s, 4/15/13                             A/P           2,130,711

Pennsylvania (11.9%)
--------------------------------------------------------------------------------------------
  3,000,000    Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
                 (Divine Providence Hosp.),
                 Ser. B, 8 3/4s, 1/1/14                              BBB           3,199,860
  3,175,000    College Township, Indl. Dev. Auth. 1st Mtge.
                 Hlth. Fac. Rev. Bonds (Nittany Valley
                 Rehab. Hosp.), 7 5/8s, 11/1/07                      BB/P          3,436,938
  2,000,000    Langhorne Manor Boro Higher Ed. Hlth. Auth.
               Rev. Bonds (Lower-Bucks Hosp.), 7.35s, 7/1/22         Ba            2,045,000
  1,800,000    Lebanon Cnty., Good Samaritan Hosp. Auth.
                 Rev. Bonds, Ser. B, 8 1/4s, 11/1/18                 AAA/P         1,989,000
  4,000,000    Montgomery Cnty., Higher Ed. & Hlth. Auth. Hosp.
                 Rev. Bonds (UTD Hosp.), Ser. B, 8 3/8s, 11/1/11     AAA           4,435,000
  1,000,000    Philadelphia, Hosp. & Higher Ed. Fac. Auth.
                 Rev. Bonds (Graduate Hlth. Syst.),
                 Ser. B, 6 1/4s, 7/1/13                              BBB             982,500
  1,285,000    Philadelphia, Hosp. & Higher Ed. Fac. Auth. Hosp.
                 Rev. Bonds (Graduate Hlth. Syst.) , 7 1/4s, 7/1/18  BBB           1,349,250
  2,950,000    Philadelphia, Hosp. & Higher Ed. Fac. Auth. Hosp.
                 IFB, FGIC, 6.195s, 3/6/12                           AAA           2,780,375
  1,000,000    Sayre, Hlth. Care Fac. Auth. VRDN
                 (VHR PA Cap. Fin.), Ser. F, AMBAC,
                 3.85s, 12/1/20                                      A-1           1,000,000
  2,610,000    York Cnty., Indl. Dev. Auth. lst Mtge. Hlth. Fac.
                 Rev. Bonds (Rehabilitation Hosp. of York),
                 7 1/2s, 9/1/07                                      BB/P          2,740,500
                                                                              --------------
                                                                                  23,958,423

South Carolina (1.6%)
--------------------------------------------------------------------------------------------
  3,000,000    SC Jobs Econ. Dev. Auth. Econ. Dev. Rev. Bonds
                 (St. Francis Hosp.-Franciscan Sisters), 7s, 7/1/15  Baa           3,180,000

Tennessee (0.9%)
--------------------------------------------------------------------------------------------
  1,700,000    Metropolitan Govt. Nashville & Davidson Cnty.,
                 Tenn. Wtr. & Swr. IFB, AMBAC, 8.124s, 1/1/22        AAA           1,765,875

Texas (7.4%)
--------------------------------------------------------------------------------------------
  3,650,000    Amarillo, Hlth. Fac. Hosp. Corp. IFB
                 (High Plains Baptist Hosp.), FSA,
                 8.814s, 1/3/22                                      AAA           4,083,438
  5,000,000    Bexar Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                 (St. Luke's Lutheran Hosp.), 7.9s, 5/1/11           AAA/P         5,793,750
  1,015,000    Cherokee Cnty., Hlth. Fac. Dev. Corp.
                 Rev. Bonds (Nancy Travis Memorial Hosp.),
                 10s, 5/15/13                                        B/P           1,106,350
  1,595,000    Montgomery Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                 (Woodlands Med. Ctr.), 8.85s, 8/15/14               A/P           1,756,494
  2,000,000    North Central TX ,Hlth. Fac. Dev. Corp. IFB
                 (Baylor Hlth. Care Syst.), Ser. B, 7.54s, 5/15/08   AA            2,142,500
                                                                              --------------
                                                                                  14,882,532

Vermont (0.9%)
--------------------------------------------------------------------------------------------
  1,870,000    VT Edl. & Hlth. Bldg. Fin. Agcy. Rev. Bonds
                 (Northwestern Med. Ctr.) 6 1/4s, 9/1/18             BBB           1,846,625

Virginia (0.6%)
--------------------------------------------------------------------------------------------
  1,000,000    Fairfax Cnty., Indl. Dev. Auth. IFB
                 (Fairfax Hosp. Syst.), Ser. C, 9.337s, 8/29/23      AAA           1,201,250

Washington (1.2%)
--------------------------------------------------------------------------------------------
  2,250,000    Grant Cnty., Pub. Hosp. Dist. No. 1 Rev. Bonds
                 (Samaritan Hosp.), 9 1/4s, 9/1/10                   BBB/P         2,491,875

West Virginia (1.1%)
--------------------------------------------------------------------------------------------
  2,000,000    Randolph Cnty. Rev. Bonds (Davis Memorial Hosp.),
                 Ser. A, 7.65s, 11/1/21                              Baa           2,150,000
--------------------------------------------------------------------------------------------
               Total Investments (cost $188,561,846) ***                      $  198,340,282
--------------------------------------------------------------------------------------------

            * Percentages indicated are based on net assets of $200,986,867.

           ** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at May 31, 1997 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 1997. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

          *** The aggregate identified cost on a tax basis is $188,561,846 resulting in gross unrealized appreciation and depreciation of $10,807,372 and $1,028,936, respectively, or net unrealized appreciation of $9,778,436.

[DBL. DAGGER] Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at May 31, 1997 was $8,774,375 or 4.4% of net assets.

              The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at May 31, 1997.

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
May 31, 1997

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $188,561,846) (Note 1)                                                $198,340,282
---------------------------------------------------------------------------------------------------
Cash                                                                                        220,632
---------------------------------------------------------------------------------------------------
Interest and other receivables                                                            3,751,349
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                              145,000
---------------------------------------------------------------------------------------------------
Total assets                                                                            202,457,263

Liabilities
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                     1,035,450
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                348,313
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                   30,292
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                 6,616
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  1,211
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       48,514
---------------------------------------------------------------------------------------------------
Total liabilities                                                                         1,470,396
---------------------------------------------------------------------------------------------------
Net assets                                                                             $200,986,867

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Note 1)                                                               $191,840,293
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                                855,732
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments
(Note 1)                                                                                 (1,487,594)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                9,778,436
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                             $200,986,867

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value per share ($200,986,867 divided by
13,807,168 shares)                                                                           $14.56
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of operations
Year ended May 31, 1997

Tax exempt interest income                                                             $14,578,002
--------------------------------------------------------------------------------------------------

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                         1,391,287
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                             202,882
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                           18,458
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             7,267
--------------------------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                                               8,663
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     38,031
--------------------------------------------------------------------------------------------------
Auditing                                                                                    26,479
--------------------------------------------------------------------------------------------------
Legal                                                                                        6,158
--------------------------------------------------------------------------------------------------
Postage                                                                                     47,494
--------------------------------------------------------------------------------------------------
Exchange listing fees                                                                       24,260
--------------------------------------------------------------------------------------------------
Other                                                                                       27,718
--------------------------------------------------------------------------------------------------
Total expenses                                                                           1,798,697
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                 (54,982)
--------------------------------------------------------------------------------------------------
Net expenses                                                                             1,743,715
--------------------------------------------------------------------------------------------------
Net investment income                                                                   12,834,287
--------------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                          (748,542)
--------------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                            685,409
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                               5,885,844
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                  5,822,711
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   $18,656,998
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                                                                           Year ended May 31
                                                                                 -------------------------------------
                                                                                            1997               1996
----------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                   $12,834,287        $12,973,551
----------------------------------------------------------------------------------------------------------------------
Net realized loss on investments                                                            (63,133)          (224,233)
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) of investments                                                             5,885,844           (257,999)
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     18,656,998         12,491,319
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
  From net investment income                                                            (12,425,187)       (12,814,984)
----------------------------------------------------------------------------------------------------------------------
Total increase (decrease) net assets                                                      6,231,811           (323,665)

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                       194,755,056        195,078,721
----------------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $855,732 and $446,719, respectively)                                         $200,986,867       $194,755,056
----------------------------------------------------------------------------------------------------------------------

Number of fund shares
----------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning and end of year                                          13,807,168         13,807,168
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a share outstanding throughout the period)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               For the period
                                                                                                                June 29, 1992+
                                                                        Year ended May 31                           to May 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $14.11           $14.13           $14.29           $14.73           $13.89(c)
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .93              .94              .96              .98              .95(d)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .42             (.03)             .03             (.22)             .80
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                1.35              .91              .99              .76             1.75
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.90)            (.93)           (1.01)           (1.01)            (.84)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                         --               --             (.14)            (.19)            (.07)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.90)            (.93)           (1.15)           (1.20)            (.91)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $14.56           $14.11           $14.13           $14.29           $14.73
------------------------------------------------------------------------------------------------------------------------------------
Market value,
end of period                                     $14.125          $13.500          $13.375          $14.375          $14.625
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at market value (%)(a)                              11.68             8.74             1.20             6.46             3.75*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $200,987         $194,755         $195,079         $197,326         $203,408
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .90              .92              .90              .91              .49(d)*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            6.45             6.62             6.85             6.58             6.71(d)*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                               7.92            44.68            39.44            36.92            69.11*
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Represents initial net asset value of $13.95 less offering expenses of approximately $0.06.

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund reflect a reduction of $0.05 per share.



Notes to financial statements
May 31, 1997

Note 1
Significant accounting policies

Putnam Tax-Free Health Care Fund (the "fund") is registered under the
Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as Putnam Investment Management, Inc., ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam
Investments, Inc., believes is consistent with preservation of capital by investing primarily in a portfolio of tax-exempt securities in the health care sector of the tax-exempt securities market.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined following procedures approved by the Trustees and such valuations and procedures as reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 1997, the fund had a capital loss carryover of approximately
$536,000 available to offset future net capital gain, if any, which will expire on May 31, 2004.

D) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of post-October loss deferrals, capital loss carryover, and realized gains and losses on certain futures contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended May 31, 1997, the fund reclassified $87 to decrease undistributed net investment income and $87 to increase paid-in-capital. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

E) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on original issue discount bonds are accreted according to the effective yield method.

F) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $41,646. The expenses have been fully amortized over a five year period as of May 31, 1997.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services, is paid quarterly based on the average net assets of the fund. Such fee is based on the annual rate of: 0.70% of average weekly net assets.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary
Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc.
Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended May 31, 1997, fund expenses were reduced by $54,982 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $550 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the
Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan
(the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the year ended May 31, 1997, purchases and sales of investment securities other than short-term investments aggregated $15,375,363 and $15,359,211, respectively. There were no purchases and sales of U.S.
government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.



Investment Policy Change

At the meeting of Putnam Tax-Free Health Care Fund's Trustees on July 11,
Putnam Investment Management proposed -- and the Trustees approved -- a change in the fund's investment policy concerning credit quality.

The fund's policy on credit quality has two prongs. The primary test, which remains unchanged, requires the fund normally to invest at least 70% of its total assets in securities rated investment-grade by a nationally recognized rating service and in nonrated securities determined by Putnam to be of comparable quality. A secondary test, which was modified, required the fund normally to invest at least 65% of its total assets in securities rated investment-grade by a rating service.

The change allows nonrated securities for which the issuer has deposited collateral sufficient to meet all remaining payments of principal and interest to count toward satisfaction of the 65% test, if Putnam determines that these nonrated securities are equivalent to investment-grade. Thus, these securities, known as prerefunded securities, will no longer be included in the 35% basket for unrated securities. Removing these securities from the 35% basket will allow the fund to better use the 35% basket for true higher-yield opportunities, up to the 30% limit on non-investment-grade securities imposed by the primary test.

The revised policy on credit quality, including the unchanged primary test and the modified secondary test, states that the fund will normally invest at least 70% of its assets in securities rated investment-grade by a rating agency and in nonrated securities determined by Putnam to be of comparable quality, provided that at least 65% of the fund's assets will normally be invested in securities rated investment-grade by a rating service and in nonrated prerefunded securities that are secured by payments from escrowed securities and determined by Putnam to be of comparable quality.



Federal tax information
(Unaudited)

The fund has designated 99.58% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 1998 will show the tax status of all distributions paid to your account in calendar 1997.


Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President

Triet Nguyen
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer



Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time for up-to-date information about the fund's NAV.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

34415-168   7/97

